Exhibit 99.2

EXECUTION COPY

ASSIGNMENT AND BILL OF SALE AND ASSUMPTION AGREEMENT

          THIS ASSIGNMENT AND BILL OF SALE AND ASSUMPTION AGREEMENT (“Assignment and Bill of Sale and Assumption Agreement”) is being entered into as of December 20, 2007, by and between NMS COMMUNICATIONS CORP., a Delaware corporation (“NMS Communications”), and NMS COMMUNICATIONS EUROPE LIMITED, a wholly-owned subsidiary of NMS Communications (each, a “Seller” and, collectively, “Sellers”), and VERSO BACKHAUL SOLUTIONS, INC., a Georgia corporation (“Backhaul”). Backhaul and each Seller are referred to individually and collectively in this Assignment and Bill of Sale and Assumption Agreement as the “Party” or the “Parties,” respectively. Capitalized terms used herein without definition shall have the meanings assigned to them in the Asset Purchase Agreement (as defined below).

RECITALS:

          WHEREAS, NMS Communications and Verso Technologies, Inc., a Minnesota corporation (“Buyer”), have entered into that certain Asset Purchase Agreement, dated as of the date hereof (the “Asset Purchase Agreement”), pursuant to which Buyer has the right to acquire the Purchased Assets of NMS Communications and its Subsidiaries, as more particularly described in the Asset Purchase Agreement;

          WHEREAS, Buyer has designated Backhaul as a Buyer Designee for purposes of the Asset Purchase Agreement, and Buyer has assigned to Backhaul the right to receive the Purchased Assets pursuant to that certain Assignment of Asset Purchase Agreement between Buyer and Backhaul dated as of the date hereof; and

          WHEREAS, this Assignment and Bill of Sale and Assumption Agreement is being entered into pursuant to Sections 2.1, 2.4, 7.1(a) and 7.2(b) of the Asset Purchase Agreement.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and conditions set forth below, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1. Sale and Assignment.

          (a) Subject to the terms of the Asset Purchase Agreement, Sellers hereby grant, bargain, sell, transfer, assign, convey and deliver to Backhaul all of the right, title and interest in, to and under the Purchased Assets that Sellers own, lease, license, possess or use as of the Closing Date, wherever located, free and clear of all Encumbrances.

          (b) Backhaul hereby accepts the grant, bargain, transfer, assignment and conveyance of the Contracts identified on Schedule 2.1(f) of the Asset Purchase Agreement and agrees to perform or otherwise discharge such Contracts from and after the date hereof in accordance with the respective terms and subject to the respective conditions thereof.

2. Assumption of Liabilities. Backhaul hereby accepts, assumes and agrees to pay, perform or otherwise discharge the Assumed Liabilities from and after the date hereof in accordance with the respective terms and subject to the respective conditions thereof.

3. No Additional Rights, Obligations or Limitation of Remedies. Nothing contained in this Assignment and Bill of Sale and Assumption Agreement is intended to provide any rights to Backhaul, Sellers or Buyer beyond those rights expressly provided to Buyer or any such Party in the Asset Purchase Agreement. Nothing contained in this Assignment and Bill of Sale and Assumption Agreement is intended to impose any obligations or liabilities on Buyer, Backhaul or Sellers beyond those obligations and liabilities imposed on Buyer or any such Party in the Asset Purchase Agreement. Nothing contained in this Assignment and Bill of Sale and Assumption Agreement is intended to limit or restrict in any manner any of the rights or remedies available to Buyer, Backhaul or Sellers under the Asset Purchase Agreement.

4. Further Assurances.

            (a) It is the intent of the Parties that all of Sellers’ right, title and interest in, to and under each of the Purchased Assets be granted, bargained, sold, transferred, assigned, conveyed and delivered to Backhaul as set forth above. Each Party will, to the extent reasonably requested by the other Party and at such other Party’s sole expense, execute and/or cause to be delivered to each other Party hereto such instruments and other documents, and shall take such other actions, as such other Party may reasonably request for the purpose of carrying out or evidencing the intent of this Assignment and Bill of Sale and Assumption Agreement.

            (b) Each Party will use reasonable commercial efforts to effect the assignment of all Assigned Intellectual Property, including executing and delivering the Intellectual Property Agreement as contemplated by the Asset Purchase Agreement.

5. Miscellaneous Provisions.

             (a) Governing Law. THIS ASSIGNMENT AND BILL OF SALE AND ASSUMPTION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS PERFORMED ENTIRELY WITHIN THAT STATE, IRRESPECTIVE OF THE CHOICE OF LAW PRINCIPLES OF THE STATE OF GEORGIA, AS TO ALL MATTERS, INCLUDING MATTERS OF VALIDITY, CONSTRUCTION, EFFECT, ENFORCEABILITY, PERFORMANCE AND REMEDIES.

            (b) Notices. Any notice or other communication required or permitted to be delivered to any Party under this Assignment and Bill of Sale and Assumption Agreement must be delivered in accordance with Section 10.1 of the Asset Purchase Agreement.

            (c) Assignment. Backhaul may not delegate any of its obligations under this Assignment and Bill of Sale and Assumption Agreement to any other Person except a wholly-owned Subsidiary of Buyer without the prior written consent of NMS Communications, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, Backhaul may delegate any or all of its obligations under this Assignment and Bill of Sale and Assumption Agreement to any other Person without the consent of Sellers if such delegation occurs in connection with or by way of merger or sale of all or substantially all of Backhaul’s assets.

            (d) Severability. The provisions of this Assignment and Bill of Sale and Assumption Agreement are severable, and in the event that any one or more provisions are deemed illegal or unenforceable the remaining provisions shall remain in full force and effect unless the deletion of such provision shall cause this Assignment and Bill of Sale and Assumption Agreement to become materially adverse to any Party, in which event the Parties shall use reasonable commercial efforts to arrive at an accommodation that best preserves for the Parties the benefits and obligations of the offending provision.

            (e) Entire Agreement. This Assignment and Bill of Sale and Assumption Agreement, the Asset Purchase Agreement, the Registration Rights Agreement, the Transition Services Agreement, the License Agreement and the Intellectual Property Agreement, collectively set forth the entire agreement and understanding of Buyer and the Parties, and supersede any prior agreement or understanding, written or oral, relating to the subject matter hereof and thereof.

            (f) Waiver. Any term or condition of this Assignment and Bill of Sale and Assumption Agreement may be waived and at any time by any Party hereto which is entitled to the benefits thereof by action taken by its Board of Directors or its duly authorized officer or employee, whether before or after the action of such Party; provided, however, that such action shall be evidenced by a written instrument duly executed on behalf of such Party by its duly authorized officer or employee. The failure of any Party to enforce at any time any provision of this Assignment and Bill of Sale and Assumption Agreement shall not be construed to be a waiver of such provision nor shall it in any way affect the validity of this Assignment and Bill of Sale and Assumption Agreement or the right of such Party thereafter to enforce each and every such provision. No waiver of any breach of this Assignment and Bill of Sale and Assumption Agreement shall be held to constitute a waiver of any other or subsequent breach.

            (g) Amendments. This Assignment and Bill of Sale and Assumption Agreement may not be amended, modified, altered or supplemented except by means of a written instrument executed on behalf of each Party.

            (h) Counterparts. This Assignment and Bill of Sale and Assumption Agreement may be executed in one or more counterparts, and delivered by facsimile, each of which counterpart will constitute an original and all of which, when taken together, will constitute one agreement.

            (i) Interpretive Matters.

                (i) Each Party acknowledges that it has participated in the drafting of this Assignment and Bill of Sale and Assumption Agreement, and any applicable rule of construction to the effect that ambiguities are to be resolved against the drafting party will not be applied in connection with the construction or interpretation of this Assignment and Bill of Sale and Assumption Agreement.

               (ii) Any reference in this Assignment and Bill of Sale and Assumption Agreement to gender shall include all genders, and words imparting the singular number only shall include the plural and vice versa.

               (iii) The words such as “herein,” “hereinafter,” “hereof,” and “hereunder” refer to this Assignment and Bill of Sale and Assumption Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires.

               (iv) The word “including” or any variation thereof means “including, without limitation” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it.

               (v) Unless the context otherwise requires, references in this Assignment and Bill of Sale and Assumption Agreement to “Sections” are intended to refer to Sections of this Assignment and Bill of Sale and Assumption Agreement.

               (vi) The bold-faced headings contained in this Assignment and Bill of Sale and Assumption Agreement are for convenience of reference only, will not be deemed to be a part of this Assignment and Bill of Sale and Assumption Agreement and shall not affect or be utilized in construing or interpreting this Assignment and Bill of Sale and Assumption Agreement.

[Signature Page Follows]

          IN WITNESS WHEREOF, the Parties have caused this Assignment and Bill of Sale and Assumption Agreement to be executed as of the date first written above.

NMS COMMUNICATIONS CORP.

By:	/s/ Robert Schechter

	Name:	Robert Schechter

	Title:	CEO/President

NMS COMMUNICATIONS EUROPE LIMITED

By:	/s/ Herbert Shumway

	Name:	Herbert Shumway

	Title:	Director

VERSO BACKHAUL SOLUTIONS, INC.

By:	/s/ Martin D. Kidder

	Name:	Martin D. Kidder

	Title:	President